Exhibit 10.5
WAIVER AND AMENDMENT
TO SETTLEMENT AGREEMENT
This WAIVER AND AMENDMENT dated as of February 12, 2018 (the “Waiver and Amendment”) among AMBAC ASSURANCE CORPORATION, a Wisconsin-domiciled insurance company (“AAC”), AMBAC CREDIT PRODUCTS, LLC, a Delaware limited liability company (“ACP”), AMBAC FINANCIAL GROUP, INC., a Delaware corporation (“AFGI”), and the other signatories hereto (collectively, the “Parties”).
WHEREAS, AAC, ACP, AFGI, and the other signatories thereto entered into a certain Settlement Agreement dated as of June 7, 2010 (the “BSA”) (unless otherwise defined herein, capitalized terms used herein shall have the meanings given them in the BSA);
WHEREAS, the Rehabilitator intends to amend the plan of rehabilitation of the Segregated Account, as already amended and/or supplemented from time to time, as a result of which (among other things) the claims of certain creditors of the Segregated Account will be satisfied in full by means of consideration approved by the Rehabilitation Court, the Rehabilitation Proceeding will terminate, and the Segregated Account will merge back into AAC (the “Plan Amendment”);
WHEREAS, in order to consummate the transactions described in Exhibit A, AAC has determined that, while not required, it is prudent to obtain a waiver of portions of Section 3.04 of the BSA;
WHEREAS, the Parties desire to amend portions of Section 3.04 of the BSA (and/or related definitions used therein) to provide AAC with additional operating flexibility;
WHEREAS, Section 6.06 of the BSA provides that waivers and amendments of Section 3.04 (including related definitions used therein) may be made with the consent of the Ambac Parties, the OCI, and Section 3.04 Benefited Parties holding more than 50% in aggregate principal amount of the AAC Surplus Notes that cast a ballot;
WHEREAS, the Parties include Section 3.04 Benefited Parties holding more than 50% in aggregate principal amount of the AAC Surplus Notes;
WHEREAS, the Parties wish to waive or amend certain provisions of the BSA, conditioned upon and simultaneously with the consummation of the Exchange Offers (as defined in that certain Rehabilitation Exit Support Agreement, dated July 19, 2017), in each case as set forth herein; and
WHEREAS, the Parties wish to take such actions as may be necessary to give effect to the foregoing;
NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the BSA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
Section 1. Waiver. In accordance with Section 6.06 of the BSA, subject to the simultaneous consummation of the Exchange Offers, the undersigned hereby waive compliance with any and all restrictions, limitations and other provisions set forth in Section 3.04 of the BSA, including without limitation Section 3.04(m) thereof, that could directly or indirectly prohibit, restrict or limit in any manner (including without restriction requiring the consent of Section 3.04 Benefited Parties) consummation or effectiveness of the transactions in Exhibit A, regardless of whether such a waiver is actually required in order to consummate or effect such transactions.
Section 2. Amendment. In accordance with Section 6.06 of the BSA, the undersigned hereby consent to the amendment of specific provisions of Section 3.04 of the BSA as set forth in Exhibit B and in the manner set forth in Exhibit B. Headings are inserted in Exhibit B for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of the amendments therein.
Section 3. Miscellaneous.
3.1    Except as specifically set forth herein and in Exhibit B, the terms of this Waiver and Amendment shall not be deemed to be a consent, waiver, amendment or modification with respect to any term, condition, or obligation of any of the Parties in the BSA and shall not obligate any of the Parties to agree to any other amendment or waiver to the BSA.
3.2    This Waiver and Amendment may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement. A facsimile or Portable Document Format copy of a signature shall have the same force and effect as an original signature.
3.3    This Waiver and Amendment is to be interpreted under and governed by the Laws of the State of New York without giving effect to conflicts of law provisions thereof that would make the law of any other jurisdiction applicable to this Waiver and Amendment. In the event that there is a dispute between or among the Parties arising under this Waiver and Amendment, the Parties (a) agree that the exclusive forum to seek remedy shall be to institute a legal proceeding in the courts of the State of New York located in the City and County of New York or the United States District Court for the Southern District of New York and (b) hereby expressly submit to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waive any claim of lack of personal jurisdiction and improper venue and any claim that such courts are an inconvenient forum. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action, or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address provided to the Parties in accordance with Section 6.02 of the BSA, such service to become effective ten (10) days after such mailing.
3.4    Any notice to be provided to the holders of AAC Surplus Notes in connection with this Waiver and Amendment shall be in writing and delivered to the fiscal agent of such notes, delivered or transmitted by facsimile to the fiscal agent at The Bank of New York Mellon, 101 Barclay Street, Floor, 7W, New York, New York 10286, Attention: Dealing & Trading Unit, fax 212-815-2830. The foregoing address for notices or communications may be changed by written notice given by the addressee to each Party hereto, and the addressee’s address shall be deemed changed for all purposes from and after the giving of such notice.
3.5    EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS WAIVER AND AMENDMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS WAIVER AND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.5.
3.6    Each Party has had the opportunity to negotiate the terms, consult with counsel, and modify the provisions of this Waiver and Amendment. Therefore, the terms of this Waiver and Amendment will be considered and interpreted without any presumption, inference, or rule requiring construction or interpretation of any provision of this Waiver and Amendment against the interests of the drafter of this Waiver and Amendment.
3.7    This Waiver and Amendment is not an obligation of or binding upon the Segregated Account but only AAC acting through the General Account.

[Signature Pages Follow]

AMBAC FINANCIAL GROUP, INC.
By: /s/ David Trick
Name:    David Trick
Title:     Executive Vice President, Chief Financial     Officer & Treasurer

AMBAC ASSURANCE CORPORATION
By: /s/ David Trick
Name:    David Trick
Title:     Executive Vice President, Chief Financial     Officer & Treasurer
AMBAC CREDIT PRODUCTS, LLC
By: /s/ David Trick
Name:    David Trick
Title:     Executive Vice President, Chief Financial     Officer & Treasurer

[Signature Page to BSA Waiver and Amendment]

400 CAPITAL CREDIT OPPORTUNITIES MASTER FUND LTD
By: 400 Capital Management LLC, as investment manager
By: /s/ Christopher Hentemann
Name:    Christopher Hentemann
Title:    Managing Partner and Chief Investment Officer

SSC 400 CAPITAL MASTER FUND II LTD.
By: 400 Capital Management LLC, as investment manager
By: /s/ Christopher Hentemann
Name:    Christopher Hentemann
Title:    Managing Partner and Chief Investment Officer

BOSTON PATRIOT MILK ST LLC
By: 400 Capital Management LLC, as investment manager
By: /s/ Christopher Hentemann
Name:    Christopher Hentemann
Title:    Managing Partner and Chief Investment Officer

[Signature Page to Initial Escrow Agreement BSA Waiver and Amendment]

400 CAPITAL CREDIT OPPORTUNITIES MASTER FUND LTD
By: 400 Capital Management LLC, as investment manager
By: /s/ Christopher Hentemann
Name:    Christopher Hentemann
Title:    Managing Partner and Chief Investment Officer

SSC 400 CAPITAL MASTER FUND II LTD.
By: 400 Capital Management LLC, as investment manager
By: /s/ Christopher Hentemann
Name:    Christopher Hentemann
Title:    Managing Partner and Chief Investment Officer

BOSTON PATRIOT MILK ST LLC
By: 400 Capital Management LLC, as investment manager
By: /s/ Christopher Hentemann
Name:    Christopher Hentemann
Title:    Managing Partner and Chief Investment Officer

[Signature Page to Exchange Escrow Agreement BSA Waiver and Amendment]

Morgan Stanley & Co. LLC
By: /s/ Rich VanderMass
Name:    Rich VanderMass
Title:    Authorized Signatory

[Signature Page to Initial Escrow Agreement BSA Waiver and Amendment]

Morgan Stanley & Co. LLC
By: /s/ Rich VanderMass
Name:    Rich VanderMass
Title:    Authorized Signatory

AURELIUS CAPITAL MASTER, LTD.
By: Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity
By: /s/ Eleanor Chan
Name:    Eleanor Chan
Title:    Co-Portfolio Manager

AURELIUS CAPITAL MASTER, LTD.
By: Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity
By: /s/ Eleanor Chan
Name:    Eleanor Chan
Title:    Co-Portfolio Manager

Axonic Credit Opportunities Master Fund, LP
BY AXONIC CAPITAL LLC, ITS INVESTMENT MANAGER,
By: /s/ Jody Flaws
Name:    Jody Flaws
Title:    Chief Financial Officer
Chief Operating Officer

Axonic Credit Opportunities Master Fund, LP
BY AXONIC CAPITAL LLC, ITS INVESTMENT MANAGER,
By: /s/ Jody Flaws
Name:    Jody Flaws
Title:    Chief Financial Officer
Chief Operating Officer

BSMA Limited
By: /s/ Robert Heaselgrave
Name:    Robert Heaselgrave
Title:    Director

BSMA Limited
By: /s/ Robert Heaselgrave
Name:    Robert Heaselgrave
Title:    Director

Canyon Capital Advisors LLC
By: /s/ Jonathan M. Kaplan
Name:    Jonathan M. Kaplan
Title:    Authorized Signatory

Canyon Capital Advisors LLC
By: /s/ Jonathan M. Kaplan
Name:    Jonathan M. Kaplan
Title:    Authorized Signatory

CVC Credit Partners LLC
By: /s/ David P. Tomea
Name:    David P. Tomea
Title:    Head of U.S. Operations

CVC Credit Partners LLC
By: /s/ David P. Tomea
Name:    David P. Tomea
Title:    Head of U.S. Operations

Davidson Kempner Capital Management LP,
on behalf of certain of its affiliated investment funds
By: /s/ Morgan Blackwell
Name:    Morgan Blackwell
Title:    Managing Member

Davidson Kempner Capital Management LP,
on behalf of certain of its affiliated investment funds
By: /s/ Morgan Blackwell
Name:    Morgan Blackwell
Title:    Managing Member

East Lodge Capital Partners LLP
as Investment Manager on behalf of East Lodge Capital Credit Opportunities Master Fund Ltd
By: /s/ Ken Towers
Name:    Ken Towers
Title:    COO

East Lodge Capital Partners LLP
as Investment Manager on behalf of East Lodge Capital Credit Opportunities Master Fund Ltd
By: /s/ Ken Towers
Name:    Ken Towers
Title:    COO

EJF DEBT OPPORTUNITIES MASTER FUND, L.P.
By: EJF Debt Opportunities GP, LLC
Its: General Partner

By: EJF Capital LLC
Its: Sole Member
By: /s/ Neal J. Wilson
Name:    Neal J. Wilson
Title:    Chief Operating Officer

EJF DEBT OPPORTUNITIES MASTER FUND, L.P.
By: EJF Debt Opportunities GP, LLC
Its: General Partner

By: EJF Capital LLC
Its: Sole Member
By: /s/ Neal J. Wilson
Name:    Neal J. Wilson
Title:    Chief Operating Officer

Fifth Street Station LLC
By: /s/ Susan Drake
Name:    Susan Drake
Title:    Vice President

Fifth Street Station LLC
By: /s/ Susan Drake
Name:    Susan Drake
Title:    Vice President

Intermarket Corporation
By: /s/ David B. Forer
Name:    David B. Forer
Title:    Managing Director

Intermarket Corporation
By: /s/ David B. Forer
Name:    David B. Forer
Title:    Managing Director

Moab Capital Partners, LLC
By: /s/ Chad Goldstein
Name:    Chad Goldstein
Title:    CFO/CCO

Moab Capital Partners, LLC
By: /s/ Chad Goldstein
Name:    Chad Goldstein
Title:    CFO/CCO

East Lodge Capital Partners LLP
as Investment Manager on behalf of Boston Patriot Federal St LLC
By: /s/ Ken Towers
Name:    Ken Towers
Title:    COO

East Lodge Capital Partners LLP
as Investment Manager on behalf of Boston Patriot Federal St LLC
By: /s/ Ken Towers
Name:    Ken Towers
Title:    COO

Nomura Securities International, Inc.
By: /s/ Gregory Ford
Name:    Gregory Ford
Title:    Managing Director

Nomura Securities International, Inc.
By: /s/ Gregory Ford
Name:    Gregory Ford
Title:    Managing Director

Vertex One Asset Management Inc.
By: /s/ Tim Logie
Name:    Tim Logie
Title:    Portfolio Manager

Vertex One Asset Management Inc.
By: /s/ Tim Logie
Name:    Tim Logie
Title:    Portfolio Manager

Vertex One Asset Management Inc.
By: /s/ Tim Logie
Name:    Tim Logie
Title:    Portfolio Manager

Vertex One Asset Management Inc.
By: /s/ Tim Logie
Name:    Tim Logie
Title:    Portfolio Manager

East Lodge Capital Partners LLP
as Investment Manager on behalf of Boston Patriot Federal St LLC
By: /s/ Ken Towers
Name:    Ken Towers
Title:    COO

East Lodge Capital Partners LLP
as Investment Manager on behalf of Boston Patriot Federal St LLC
By: /s/ Ken Towers
Name:    Ken Towers
Title:    COO

[Signature Page to Exchange Escrow Agreement BSA Waiver and Amendment]

East Lodge Capital Partners LLP
as Investment Manager on behalf of East Lodge Capital Credit Opportunities Master Fund Ltd
By: /s/ Ken Towers
Name:    Ken Towers
Title:    COO

[Signature Page to Initial Escrow Agreement BSA Waiver and Amendment]

East Lodge Capital Partners LLP
as Investment Manager on behalf of East Lodge Capital Credit Opportunities Master Fund Ltd
By: /s/ Ken Towers
Name:    Ken Towers
Title:    COO

[Signature Page to Exchange Escrow Agreement BSA Waiver and Amendment]

Exhibit A
Exchange Offers Launch Press Release

[Signature Page to Exchange Escrow Agreement BSA Waiver and Amendment]

Exhibit B
Amendments to BSA
Effective as of the Effective Date (as defined in the Plan Amendment), the following provisions of the BSA shall be amended (the “Amendment”) without further action of the Parties in the manner set forth below:

1.	Elimination of Unaffiliated Qualified Director Requirement.

a.	Sections 3.04(a) and (b) of the BSA shall be deleted in its entirety and replaced with the following: “Intentionally omitted”.

b.
Any and all references to “Unaffiliated Qualified Directors”, including without limitation requirements or conditions that the approval of a majority of Unaffiliated Qualified Directors may be required for any action or other matter, shall be deemed inoperative and of no further force or effect for all purposes.

c.	Section 1.01 of the BSA shall be amended by deleting the definitions of “Unaffiliated Qualified Directors”, “Qualified” and “Unaffiliated” in their entirety.

2.	Elimination of Prohibition on New Business.

a.	Section 3.04(d) of the BSA shall be deleted in its entirety and replaced with the following: “Intentionally omitted”.

3.	Refinement of Permitted Indebtedness Restriction.

a.	Section 3.04(e) of the BSA shall be amended and restated in its entirety as follows:
AAC will not, and will cause each of its Subsidiaries not to, issue, incur or assume any Surplus Notes or Indebtedness that are pari passu with or senior to the AAC Surplus Notes (including, without limitation, debt instruments of Affiliates that are structurally senior to the AAC Surplus Notes), other than (subject to Section 3.04(f)) (i) any other Surplus Notes that satisfy the OCI Approval Standard, (ii) Surplus Notes or Indebtedness in connection with the RMBS Remediation Plan, the SA Remediation Plan, the SL Remediation Plan or any GA Remediation Action, (iii) Surplus Notes or Indebtedness issued to AAC or any of its wholly-owned Subsidiaries (other than Ambac UK) that satisfy the OCI Approval Standard, (iv) as permitted pursuant to the provisions of Section 3.04(h), (v) Permitted Indebtedness, or (vi) any refinancing of any of the foregoing in (i) through (v) (excluding the refinancing of any Surplus Notes (other than by way of a new issuance under (i))). For the avoidance of doubt, any refinancing under (vi) shall not involve the incurrence of Indebtedness in an amount greater than the aggregate principal and accrued interest of the Indebtedness being refinanced. In addition, the provisions of this Section 3.04(e) shall not apply to the issuance of a financial guaranty insurance policy or surety bond pursuant to a contractual commitment in effect on June 7, 2010.

b.	Section 1.01 of the BSA shall be amended to add the following definitions:
“Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (c) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (d) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/Synthetic Lease; and (e) guarantees and other contingent obligations in respect of any of the foregoing Indebtedness (but without duplication). The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer (save as outstanding on the Effective Date of the Plan Amendment). Notwithstanding anything to the contrary herein, “Indebtedness” shall not include (i) any obligations or liabilities (or any guarantee or similar obligation in respect thereof) in respect of equipment leases, real estate leases, and other operational leases, (ii) any ordinary intercompany payables among AAC and its Affiliates or Subsidiaries, and (iii) any derivatives and hedging activities. For the avoidance of doubt, “Indebtedness” shall also exclude any guarantee, contingent obligation, letter of credit, or similar obligation in respect of any item which is, of itself, and already included as, Indebtedness hereunder.
“Permitted Indebtedness” means (i) the senior secured notes to be issued conditioned upon the Effective Date of the Plan Amendment, (ii) the note(s) to be issued by AAC that will serve as collateral for such senior secured notes, (iii) any Surplus Notes, (iv) any financial guarantees or surety bonds issued by AAC or any of its Subsidiaries, and (v) any other Indebtedness of AAC in an aggregate principal amount outstanding (only with respect to this Indebtedness described in this clause (v)) not exceeding $400,000,000 (excluding for purposes of clarity any payment-in-kind interest or other interest on such Indebtedness).
“Plan Amendment” means the Second Amended Plan of Rehabilitation of the Segregated Account filed in the Circuit Court for Dane County, State of Wisconsin in the rehabilitation proceeding commenced on March 24, 2010 with respect to the Segregated Account titled In re Segregated Account of Ambac Assurance Corporation, Case No. 10 CV 1576.
“Synthetic Lease” means, as to any Person, any lease (including a lease that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

4.	Allowance of Liens Securing Permitted Indebtedness.

a.	The definition of “Permitted Liens” in Section 1.01 of the BSA shall be amended and restated in its entirety as follows:
“Permitted Liens” means (a) Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the financial statements of AAC or the Segregated Account in accordance with GAAP or SAP, as applicable, (b) statutory Liens of landlords, (c) Liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the ordinary course of business consistent with past practice, (d) in the case of real property, zoning, building, or other restrictions, variances, covenants, rights of way, encumbrances, easements and other minor irregularities in title, none of which, individually or in the aggregate, (i) interfere in any material respect with the present use of or occupancy of the affected parcel by the Ambac Parties, (ii) have more than an immaterial effect on the value thereof or its use, or (iii) would impair the ability of such parcel to be sold for its present use, (e) Liens securing obligations arising as a result of any actions under or pursuant to the RMBS Remediation Plan, the SL Remediation Plan, the SA Remediation Plan or any GA Remediation Action, (f) Liens incurred directly in connection with AAC’s and Ambac Capital Funding, Inc.’s obligations under the guaranteed investment contracts entered into by Ambac Capital Funding, Inc. and in connection with futures contracts and swap agreements entered into by Ambac Financial Services, LLC, (g) Liens incurred pursuant to the Secured Note, (h) Liens existing on the date hereof, (i) other Liens (X) incurred in the ordinary course of business, (Y) securing obligations (other than Surplus Notes) not prohibited under this Agreement and (Z) on property posted as collateral having an aggregate fair market value of not more than $50,000,000 (disregarding any property posted as collateral on the date hereof (so long as the relevant collateral arrangement continues to exist)), (j) Liens in favor of wholly-owned Subsidiaries granted in the ordinary course of business, (k) Liens that satisfy the OCI Approval Standard, (l) Liens by Affiliates in favor of AAC, (m) Liens securing Permitted Indebtedness (and Liens incurred in connection with refinancings permitted under Section 3.04(e); provided, however, in the case of a refinancing of the notes described in clauses (i) and (ii) of the definition of “Permitted Indebtedness” above, such Liens may involve only the collateral or proceeds of the collateral that originally supported such notes) and (n) Liens in favor of financial institutions in which accounts are held in the name of the Ambac Parties and that are opened in the ordinary course of business.

5.	Additional Flexibility for Junior Surplus Notes.

a.	Section 3.04(f) of the BSA shall be amended and restated in its entirety as follows:
All Surplus Notes shall rank pari passu with or junior to the AAC Surplus Notes. No Surplus Note issued by AAC shall have a scheduled maturity or scheduled principal payment prior to the 10th anniversary of June 7, 2010, have an interest rate in excess of 5.1% per annum, or otherwise be on terms materially more favorable to the holders of such Surplus Notes than the AAC Surplus Notes; provided, that (a) the existence or absence of transfer restrictions pursuant to section 3(a)(10) or section 4(a)(2) of the Securities Act shall not be considered a more or less favorable term for the purpose of this subsection and (b) the clause pertaining to the interest rate in excess of 5.1% per annum shall not apply to any Surplus Notes that may be issued by AAC that are junior to the AAC Surplus Notes; provided, that such Surplus Notes shall not (i) mature earlier than August 28, 2039, (ii) be issued in an aggregate amount (together with any other such junior Surplus Notes having an interest rate in excess of 5.1%) in excess of $150,000,000, (iii) be issued earlier than December 31, 2018, and (iv) accrue interest at a rate exceeding 8.1% per annum. Notwithstanding anything in this Agreement to the contrary, (x) no principal or interest payment (other than PIK interest) on any indebtedness ranking junior to the Surplus Notes shall be made until all of the Surplus Notes have been paid in full, repurchased or redeemed or otherwise provided for to the satisfaction of OCI and (y) all Surplus Notes shall be approved by OCI.

6.	Additional Flexibility for Merger of AAC Subsidiaries.

a.	Section 3.04(h)(ii) of the BSA shall be amended and restated in its entirety to read as follows:
solely with respect to AAC, merge, consolidate or amalgamate with any other Person (except for where AAC is the surviving entity, between AAC and its wholly-owned Subsidiaries); and solely with respect to Everspan Financial Guarantee Corp., merge, consolidate or amalgamate with any Person other than AAC or a wholly-owned Subsidiary thereof unless such merger meets with the OCI Approval Standard.